                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


        Date of Report (Date of earliest event reported): March 26, 2003
                                                          --------------


                         Finlay Fine Jewelry Corporation
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                      33-59380                        13-3287757
--------------------------------------------------------------------------------
(State or other              (Commission                      (IRS  Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)


  529 Fifth Avenue, New York, New York                                10017
 --------------------------------------                               -----
(Address of principal executive offices)                            (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



-----------------
* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 5.           OTHER EVENTS

         On March 26, 2003, Thomas H. Lee and Warren C. Smith, Jr. resigned from the Board of Directors of Finlay Enterprises, Inc. ("Finlay Enterprises") and its subsidiaries, including Finlay Fine Jewelry Corporation (the "Registrant"). On March 27, 2003, Mr. Lee and Mr. Smith, along with Thomas H. Lee Equity Partners, L.P. and other affiliates, sold all their equity holdings in Finlay Enterprises to a private investor. Attached hereto as Exhibit 99.1 is a press release issued by Finlay Enterprises on March 28, 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         Not applicable.

(c)               Exhibits.

                  99.1 Finlay Enterprises, Inc. press release dated March 28, 2003.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 FINLAY FINE JEWELRY CORPORATION
                                                 (Registrant)

Dated:  March 28, 2003                           By: /s/ Bruce Zurlnick
                                                     ----------------------
                                                     Bruce Zurlnick
                                                     Senior Vice President and
                                                     Chief Financial Officer


                                      -2-